 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 25, 2009

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Annual Compensation Decisions
On February 25, 2009, the Compensation and Development Committee (the “Compensation Committee”) of the Board of Directors of Express Scripts, Inc. (the “Company”) met and approved several compensation related items for the Company’s Named Executive Officers.  The Named Executive Officers were determined based on those identified in the Summary Compensation Table contained in the Company’s proxy statement dated April 14, 2008 (the “2008 Proxy Statement”).

However, as previously disclosed by the Company, David A. Lowenberg retired from the Express Scripts organization on March 1, 2008, and Edward J. Stiften, retired from the Company on March 31, 2008.  As such, no compensation-related items were considered with respect to either Mr. Lowenberg or Mr. Stiften, and all references to Named Executive Officers herein and in Exhibit 10.1 hereto do not include Mr. Lowenberg or Mr. Stiften.   In addition, as previously disclosed by the Company, Thomas M. Boudreau announced his intention to retire from the Company effective April 1, 2009, and as a result, the Compensation Committee did not consider 2009 compensation adjustments for Mr. Boudreau.

A summary of the base salaries for the Named Executive Officers is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

The Compensation Committee also approved target and potential annual bonus awards and equity awards for the Named Executive Officers (other than Mr. Boudreau).  A summary of the bonus and equity awards is also included in Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01       Financial Statements and Exhibits.

See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date: March 3, 2009	By:	/s/ Keith J. Ebling
Keith J. Ebling
Executive Vice President & General Counsel

Exhibit Index

Exhibit No.	Exhibit
10.1 [1,2]	Summary Of Named Executive Officer 2009 Salaries, 2008 Bonus Awards, 2009 Maximum Bonus Potential, and 2009 Equity and Performance Awards
10.2 [1]
Form of Performance Share Award Agreement used with respect to grants of performance shares by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2006

10.3[1]
Form of Stock Option Agreement used with respect to grants of stock options by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed February 26, 2008.

10.4 [1],[2]	Form of Restricted Stock Unit Agreement used with respect to grants of restricted stock units by the Company under the Express Scripts, Inc. 2000 Long-Term Incentive Plan.
10.5 [1]
Amended and Restated Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2001

10.6 [1]
Second Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit No. 10.27 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001

10.7 [1]	Third Amendment to the Express Scripts, Inc. 2000 Long-Term Incentive Plan, incorporated by reference to Exhibit A to the Company's Proxy Statement filed April 18, 2006
10.8 [1]
Executive Employment Agreement, dated as of October 31, 2008, and effective as of November 1, 2008, between the Company and George Paz, incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed October 31, 2008

10.9 [1]
Form of Executive Employment Agreement entered into between the Company and certain key executives (including all of the Company’s named executive officers other than Mr. Paz), incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed October 31, 2008

1 Denotes management contract or compensatory plan arrangements.
2 Filed herein.